UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2008

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



          Delaware                    0-26224                   51-0317849
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATION ARRANGEMENT OF CERTAIN OFFICERS.

(e)

EXECUTIVE OFFICER BASE SALARY INCREASES AND CASH BONUS GRANTS

On February 26, 2008, the Compensation Committee of the Board of Directors of the Company increased the annual base salaries of certain named executives officers. The salary increases are as follows:

         Name and Title                     New Salary

         Judith E. O'Grady                  $244,400
         Senior Vice President,
         Regulatory Affairs, Quality
         Assurance and Clinical Affairs

         Jerry E. Corbin                    $231,000
         Vice President,
         Corporate Controller

The base salary increases are effective March 3, 2008.

In addition, the Compensation Committee approved cash bonuses for 2007 for Ms. O'Grady and Mr. Corbin in the amount of $69,619 and $51,844, respectively. The bonuses will be paid in March 2008.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

       Date: March 3, 2008                 By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer